Execution Version 111132808 v10 AMENDMENT NO. 4 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT This AMENDMENT NO. 4, dated as of February 11, 2016 (this "Amendment"), to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015, among (a) GT Advanced Technologies Inc., a Delaware corporation, as a debtor and debtor-in- possession (the “Borrower”), (b) certain Subsidiaries of Borrower, each as a debtor and debtor- possession, as Guarantors party thereto, (c) the lenders party from time to time thereto (collectively, the "Lenders" and individually, a “Lender”), and (d) Cantor Fitzgerald Securities, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agent”) (as amended by that certain Amendment No. 1 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of December 1, 2015, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Agent, that certain Amendment No. 2 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of December 10, 2015, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Agent and that certain Amendment No. 3 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of January 26, 2016, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Agent, the "Existing DIP Credit Agreement"; the Existing DIP Credit Agreement, as amended by this Amendment, is referred to herein as the "DIP Credit Agreement"), is by and among the Borrower, the Guarantors, the Required Lenders and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the DIP Credit Agreement. WHEREAS, Borrower, the Guarantors, the Required Lenders and the Agent desire to amend certain provisions of the DIP Credit Agreement as provided more fully herein, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1 Amendments to the DIP Credit Agreement. 1.01 Section 6.17 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows: “6.17 Milestones. Comply with the following milestones (unless extended or waived by the Required Lenders): (a) On or prior to December 21, 2015, the Debtors shall have filed a plan of reorganization contemplating a repayment in full in cash of the Facility upon the consummation of such plan of reorganization (the “Acceptable Plan”) and the disclosure statement with respect to the Acceptable Plan (the “Disclosure Statement” and together with the Acceptable Plan, the “Chapter 11 Plan”); EXHIBIT 10.1

2 111132808 v10 (b) On or prior to February 2, 2016, the Bankruptcy Court shall have entered an order approving the Disclosure Statement; (c) On or prior to March 4, 2016, the Bankruptcy Court shall have entered an order confirming the Chapter 11 Plan; and (d) On or prior to March 18, 2016, the Effective Date of the Chapter 11 Plan shall have occurred.” Section 2 Waiver. The Required Lenders hereby waive any Default or Event of Default that occurred prior to the Fourth Amendment Effective Date under Section 6.17(b) of the Existing DIP Credit Agreement. Section 3 Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows: 3.01 No Default. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing except for the Default and/or Event of Default referenced in Section 2 above. 3.02 Representations and Warranties True and Correct. At and as of the date of this Amendment and giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date).

3 111132808 v10 3.03 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Fourth Amendment Effective Date will be, duly obtained or made and that are, or on the Fourth Amendment Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by any Loan Party of this Amendment. The Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 4 Conditions. This Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Agent's and the Required Lenders' discretion (the date of such effectiveness being herein called the "Fourth Amendment Effective Date"): (a) Amendment. The Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent (b) Plan Modification. The Debtors shall have removed from sections 4.2 and 4.3 of the Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code to be solicited to creditors the following language: (i) Section 4.2: “Notwithstanding anything to the contrary in this Plan, the DIP Amendment Fee shall not be payable in the event that (a) the Chapter 11 Case of GT Inc. is converted to a case under chapter 7 of the Bankruptcy Code or (b) GT Inc. is liquidated pursuant to a plan of liquidation.” (ii) Section 4.3: “Notwithstanding anything to the contrary in this Plan, the Indenture Trustee Fees and Expenses shall not be payable as contemplated by this Section 4.3 in the event that (a) the Chapter 11 Case of GT Inc. is converted to a case under chapter 7 of the Bankruptcy Code or (b) GT Inc. is liquidated pursuant to a plan of liquidation; provided that the Indenture Trustee Charging Lien shall be preserved upon conversion or liquidation.” ; provided, that the deletion of such language shall not be relied upon in any subsequent dispute regarding the payment of such amounts. Section 5 Miscellaneous. 5.01 Continuing Effect. Except as specifically provided herein, the DIP Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

4 111132808 v10 5.02 No Waiver. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the DIP Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the DIP Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the DIP Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the DIP Credit Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the DIP Credit Agreement and the other Loan Documents, under applicable law or otherwise. 5.03 Loan Document. This Amendment is a Loan Document under and as defined in the DIP Credit Agreement. 5.04 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE. 5.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. 5.06 Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment. 5.07 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the DIP Credit Agreement. 5.08 Integration. This Amendment, including the DIP Credit Agreement, and the other Loan Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and thereof and are the final expression and agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof. This Amendment, including the DIP Credit Agreement, and the other Loan Documents represent the agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof or thereof not expressly set forth or referred to herein or therein.

5 111132808 v10 5.09 Guarantor Acknowledgment. Each of the undersigned Guarantors hereby acknowledges and agrees to the terms of this Amendment and confirms that the Guaranty and any other Loan Document to which such Guarantor is a party remains in full force and effect after giving effect to this Amendment and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. 5.10 Reaffirmation; Ratification. Each of Loan Parties hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents or any other Loan Document as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. 5.11 Expenses. The Borrowers will pay all fees, costs and expenses pursuant to Section 11.04 of the DIP Credit Agreement. 5.12 Instruction to Administrative Agent and Collateral Agent. Each of the Lenders signatory hereto (constituting Required Lenders) directs the Administrative Agent and the Collateral Agent to execute this Amendment and authorize the Administrative Agent and the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the DIP Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrower and Lenders agree that the indemnifications provided in Section 11.04 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment. [Remainder of page intentionally left blank.]

LENDER: PRIVET GTAT FUNDING LLC By: Name: Ryan Levenson Title: Managing Member [Signature Page to DIP Amendment No. 4]